SUBSCRIPTION RECEIPTS	12 Months Ended
Dec. 31, 2023
Subscription Receipts [Abstract]
SUBSCRIPTION RECEIPTS	SUBSCRIPTION RECEIPTS
On December 13, 2023, Pembina announced that it had entered into an an agreement with Enbridge Inc. ("Enbridge") to acquire all of Enbridge's interests in the Alliance, Aux Sable and NRGreen joint ventures (the "Alliance/Aux Sable Acquisition"). The Alliance/Aux Sable Acquisition is expected to close in the first half of 2024, subject to the satisfaction or waiver of customary closing conditions, including the receipt of required regulatory approvals.
In connection with the Alliance/Aux Sable Acquisition, on December 19, 2023, Pembina closed a bought deal offering in Canada and the United States of subscription receipts (the "Subscription Receipt Offering"), pursuant to which Pembina issued and sold 29.9 million subscription receipts (including 3.9 million subscription receipts issued pursuant to the exercise in full by the underwriters for the Subscription Receipt Offering of the over-allotment option granted to them by Pembina) at a price of $42.85 per subscription receipt for total gross proceeds of approximately $1.3 billion. The net proceeds of the Offering will be held in escrow and are expected to be used by Pembina to fund a portion of the purchase price of the Alliance/Aux Sable Acquisition.
The subscription receipts entitle the holder thereof to receive (i) automatically, upon the closing of the Alliance/Aux Sable Acquisition, without any further action on the part of the holder thereof and without payment of additional consideration, one common share, and (ii) payments per subscription receipt equal to the cash dividends per common share for any dividends declared from December 19, 2023 to, but excluding, the closing date of the Alliance/Aux Sable Acquisition or to, and including, the date of the termination or cancellation of the Alliance/Aux Sable Acquisition, as applicable. These dividend equivalent payments are to be paid to subscription receipt holders of record on the record date for the corresponding dividend on the common shares and are paid on the date on which such dividend is paid to holders of common shares, net of any applicable withholding taxes.
The subscription receipts create a separate non-cash financial asset, net of prepaid share issuance costs, for the proceeds expected to be received by Pembina upon the closing of the Alliance/Aux Sable Acquisition and a financial liability for the obligation to reimburse the holders of subscription receipts pursuant to the terms of the subscription receipts. In certain situations, the settlement of the asset and the liability may not happen simultaneously. Therefore, the asset and liability are presented gross.
For more information regarding the subscription receipts and the terms thereof, refer to "Description of the Capital Structure of Pembina – Subscription Receipts" in Pembina's annual information form for the year ended December 31, 2023.